UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

IGNIS PETROLEUM GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-50929 (Commission File Number)	16-1728419 (IRS Employer Identification No.)

One Legacy Town Center 7160 Dallas Parkway, Suite 380 Plano, Texas (Address of Principal Executive Offices)	75024 (Zip Code)

(972) 526-5251

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5–Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Principal Officers. On December 10, 2007, Shawn L. Clift tendered her resignation as the Company’s Chief Financial Officer so that she may pursue other opportunities. Ms. Clift has agreed to continue as Chief Financial Officer until no later than December 31, 2007 in order to provide the Company with time to locate and appoint a permanent replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.,
a Nevada corporation

Dated: December 14, 2007	By: /s/ Michael Piazza

Michael Piazza

President and Chief Executive Officer